Revenue and Accounts Receivable	12 Months Ended
Dec. 31, 2019
Revenue and Accounts Receivable [Abstract]
Revenue and Accounts Receivable
Note 5. Revenue and Accounts Receivable

Revenue resulting from contracts and subcontracts with the U.S. Government accounted for 93.7%, 93.7%, and 94.2% of consolidated revenue in 2019, 2018, and 2017, respectively. As our primary customer base includes agencies of the U.S. Government, we have a concentration of credit risk associated with our accounts receivable, as 92.7% of our billed accounts receivable were directly with U.S. Government customers. While we acknowledge the potentially material and adverse risk of such a significant concentration of credit risk, our past experience of collecting substantially all of such receivables provide us with an informed basis that such risk, if any, is manageable. We perform ongoing credit evaluations of all of our customers and generally do not require collateral or other guarantee from our customers.  We maintain allowances for potential losses.

On July 15, 2016, the Company entered into an accounts receivable purchase agreement under which the Company sells certain accounts receivable to a third party, or the “Factor”, without recourse to the Company. The Factor initially pays the Company 90% of U.S. Federal government receivables or 85% of certain commercial prime contractors. The remaining payment is deferred and based on the amount the Factor receives from our customer, less a discount fee and a program access fee that is determined by the amount of time the receivable is outstanding before payment. The structure of the transaction provides for a true sale of the receivables transferred. Accordingly, upon transfer of the receivable to the Factor, the receivable is removed from the Company's consolidated balance sheet, a loss on the sale is recorded and the residual amount remains a deferred payment as an accounts receivable until payment is received from the Factor. The balance of the sold receivables may not exceed $10 million. During the years ended December 31, 2019 and 2018, the Company sold approximately $12.6 million and $18.1 million of accounts receivable, respectively, and recognized a related loss of approximately $0.1 million in selling, general and administrative expenses for the same periods. As of December 31, 2019, there were no outstanding sold accounts receivable. As of December 31, 2018, the balance of the sold accounts receivable was approximately $0.9 million, and the related deferred price was approximately $0.1 million.

The components of accounts receivable are as follows (in thousands):

	December 31,
	2019	2018
Billed accounts receivable	$11,917	$18,848
Unbilled receivables	16,745	16,000
Allowance for doubtful accounts	(720)	(306)
Total	$27,942	$34,542

The activities in the allowance for doubtful accounts are set forth below (in thousands):

	Balance Beginning of Year	Bad Debt Expenses (1)	Recoveries (2)	Balance End of Year

Year ended December 31, 2019	$306	$414	$--	$720
Year ended December 31, 2018	$411	$(105)	$--	$306
Year ended December 31, 2017	$429	$(18)	$--	$411

(1)	Accounts receivable reserves and reversal of allowance for subsequent collections, net
(2)	Accounts receivable written-off and subsequent recoveries, net

Revenue by Major Market and Significant Customers

We derived a substantial portion of our revenues from contracts and subcontracts with the U.S. Government. Revenue by customer sector for the last three fiscal years is as follows:

	2019		2018		2017
			(dollar amounts in thousands)

Federal	$149,257	93.7%	$129,279	93.7%	$101,519	94.2%
State & Local, and Commercial	9,961	6.3%	8,737	6.3%	6,208	5.8%
Total	$159,218	100.0%	$138,016	100.0%	$107,727	100.0%